SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 20, 2002

                                 ADE CORPORATION
             (Exact name of registrant as specified in its charter)

       Massachusetts                 0-26714                 04-2441829
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                                  80 Wilson Way
                          Westwood, Massachusetts 02090
          (Address of principal executive offices, including zip code)




                                 (781) 467-3500
              (Registrant's telephone number, including area code)



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Item 5.  Other Events

         On June 20, 2002, ADE Corporation (the "Company") announced the election of Chris Koliopoulos, Ph.D., as president and chief executive officer, effective immediately. He succeeds Robert C. Abbe, who had served as president and chief executive officer since he founded the Company in 1967. Dr. Koliopoulos will continue to serve as a director of the Company. Mr. Abbe will become a consultant to the Company and remains a member of the Company's Board of Directors. For more information, see the Company's press release, dated June 20, 2002, which is attached herewith as Exhibit 99 and incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits.

Exhibit No.       Item

99                Press Release, dated June 20, 2002.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              ADE CORPORATION
                              (Registrant)




                              By: /s/ Brian C. James
                                 Brian C. James
                                 Executive Vice President, Treasurer and Chief Financial Officer



Date:   June 27, 2002